Exhibit 24.1
POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ Ronald O. Perelman
RONALD O. PERELMAN

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ Barry F. Schwartz
BARRY F. SCHWARTZ

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ Charles T. Dawson
CHARLES T. DAWSON

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ Stephen G. Taub
STEPHEN G. TAUB

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of February 2009.

/s/ Bruce Slovin
BRUCE SLOVIN

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 12th day of February 2009.

/s/ Theo W. Folz
THEO W. FOLZ

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 19th day of February 2009.

/s/ William C. Bevins
WILLIAM C. BEVINS

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February 2009.

/s/ Viet D. Dinh
VIET D. DINH

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ Carl B. Webb
CARL B. WEBB

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 13th day of February 2009.

/s/ Philip E. Beekman
PHILIP E. BEEKMAN

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ Martha L. Byorum
MARTHA L. BYORUM

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ Paul M. Meister
PAUL M. MEISTER

POWER OF ATTORNEY
     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Alison Horowitz, Barry F. Schwartz and Paul G. Savas or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the M&F WORLDWIDE CORP. (the “Corporation”) Annual Report on Form 10-K for the year ended December 31, 2008 under the Securities Exchange Act of 1934, as amended, including, without limiting the generality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of February 2009.

/s/ John M. Keane
JOHN M. KEANE